UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2015
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828

(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Following a realignment of Tesoro Corporation’s (the “Company”) segments, the Company is filing this Current Report on Form 8-K to recast the consolidated financial statements that were initially filed with the Securities and Exchange Commission (“SEC”) on February 24, 2015 in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 (the “Form 10-K”) and the condensed consolidated financial statements initially filed with the SEC on May 8, 2015 in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 (the “Form 10-Q”).

We changed our operating segment presentation in the second quarter of 2015 to reflect the changing nature of our underlying assets, operations and how our chief operating decision maker (“CODM”) manages our business. In previous periods, a portion of our marketing business related to sales in unbranded or wholesale channels was presented within our refining operating segment. Our branded operations represent the assets and operations that were previously shown as the retail segment. Upon considering the changes in our business, including the transition from company-owned retail operations to multi-site operator model, we assessed how our CODM evaluates the business, assesses performance and allocates resources. From this analysis, we believe presentation of a marketing segment inclusive of both unbranded and branded marketing operations is appropriate. As of June 30, 2015, we revised our operating segments to include refining, TLLP and a realigned marketing segment.

Attached as Exhibit 99.1 of this Form 8-K, and incorporated by reference herein, are the following portions of the Form 10-K that have been revised to reflect the realignment of the Company’s segments: Business (Item 1), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8). Attached as Exhibit 99.2 of this Form 8-K are the following portions of the Form 10-Q that have been revised to reflect the realignment of the Company’s segments: Financial Statements (Unaudited) (Item 1) and Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 2). The segment-specific information in these exhibits are consistent with the presentation of segments in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015, filed with the SEC on August 6, 2015.

This Current Report on Form 8-K is being filed only for the purposes described above. With the exception of changes made to reflect the early adoption of a new accounting pronouncement on prior period information as discussed in Exhibit 99.1, all other information in the Form 10-K and Form 10-Q remains unchanged. In order to preserve the nature and character of the disclosures set forth in the Form 10-K and 10-Q, the items included in Exhibit 99.1 and Exhibit 99.2 of this Form 8-K have been updated solely for matters relating specifically to the segment realignment and related classifications as described above. No attempt has been made in this Current Report on Form 8-K to reflect events or occurrences after the date of the filing of the Form 10-K, on February 24, 2015, and Form 10-Q, on May 8, 2015, and it should not be read to modify or update other disclosures as presented in the Form 10-K and Form 10-Q. Therefore, this Current Report on Form 8-K should be read in conjunction with the Form 10-K and Form 10-Q and the Company’s filings made with the SEC subsequent to the filing of the Form 10-K and Form 10-Q, including the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015. References in the attached exhibits to the Form 10-K and Form 10-Q or parts thereof refer to the Form 10-K for the year ended December 31, 2014, filed on February 24, 2015, or the Form 10-Q, filed on May 8, 2015, except to the extent portions of such Form 10-K and Form 10-Q have been revised in this Current Report on Form 8-K, in which case, they refer to the applicable revised portion in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

23.1	Consent of Ernst & Young LLP.
99.1
Items from Tesoro Corporation Annual Report on Form 10-K for the year ended December 31, 2014, revised to reflect recast segment information: Business (Item 1), Properties (Item 2), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8).

99.2
Items from Tesoro Corporation Quarterly Report on Form 10-Q for the three months ended March 31, 2015, revised to reflect recast segment information: Financial Statements (Unaudited) (Item 1) and Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 2).

**101.INS	XBRL Instance Document
**101.SCH	XBRL Taxonomy Extension Schema Document
**101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
**101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
**101.LAB	XBRL Taxonomy Extension Label Linkbase Document
**101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

**     These interactive data files are furnished and deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2015

TESORO CORPORATION
By:	/s/ STEVEN M. STERIN
Steven M. Sterin
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit
23.1	Consent of Ernst & Young LLP.
99.1
Items from Tesoro Corporation Annual Report on Form 10-K for the year ended December 31, 2014, revised to reflect recast segment information: Business (Item 1), Properties (Item 2), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8).

99.2
Items from Tesoro Corporation Quarterly Report on Form 10-Q for the three months ended March 31, 2015, revised to reflect recast segment information: Financial Statements (Unaudited) (Item 1) and Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 2).

**101.INS	XBRL Instance Document
**101.SCH	XBRL Taxonomy Extension Schema Document
**101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
**101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
**101.LAB	XBRL Taxonomy Extension Label Linkbase Document
**101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

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